Exhibit 99.1 Contura Energy: Investor Presentation Deutsche Bank 2019 Global Industrials & Materials Summit, June 2019 1

Forward Looking Statements This document includes forward-looking statements. These forward-looking statements are based on Contura's expectations and beliefs concerning future events and involve risks and uncertainties that may cause actual results to differ materially from current expectations. These factors are difficult to predict accurately and may be beyond Contura’s control. Examples of forward-looking statements include, but are not limited to: • the financial performance of the company following the mergers with Alpha Natural Resources Holdings, Inc. and ANR, Inc.; • our liquidity, results of operations and financial condition; • depressed levels or declines in coal prices; • worldwide market demand for coal, steel, and electricity, including demand for U.S. coal exports, and competition in coal markets; • the imposition or continuation of barriers to trade, such as tariffs; • utilities switching to alternative energy sources such as natural gas, renewables and coal from basins where we do not operate; • reductions or increases in customer coal inventories and the timing of those changes; • our production capabilities and costs; • inherent risks of coal mining beyond our control; • changes in, interpretations of, or implementations of domestic or international tax or other laws and regulations, including the Tax Cuts and Jobs Act and its related regulations. • changes in domestic or international environmental laws and regulations, and court decisions, including those directly affecting our coal mining and production, and those affecting our customers’ coal usage, including potential climate change initiatives; • our relationships with, and other conditions affecting, our customers, including the inability to collect payments from our customers if their creditworthiness declines; • changes in, renewal or acquisition of, terms of and performance of customers under coal supply arrangements and the refusal by our customers to receive coal under agreed contract terms; • our ability to obtain, maintain or renew any necessary permits or rights, and our ability to mine properties due to defects in title on leasehold interests; • attracting and retaining key personnel and other employee workforce factors, such as labor relations; • funding for and changes in employee benefit obligations; • cybersecurity attacks or failures, threats to physical security, extreme weather conditions or other natural disasters; • reclamation and mine closure obligations; • our assumptions concerning economically recoverable coal reserve estimates; • our ability to negotiate new United Mine Workers of America wage agreements on terms acceptable to us, increased unionization of our workforce in the future, and any strikes by our workforce; • disruptions in delivery or changes in pricing from third party vendors of key equipment and materials that are necessary for our operations, such as diesel fuel, steel products, explosives, tires, and purchased coal; • inflationary pressures on supplies and labor and significant or rapid increases in commodity prices; • railroad, barge, truck and other transportation availability, performance and costs; • disruption in third party coal supplies; • the consummation of financing or refinancing transactions, acquisitions or dispositions and the related effects on our business and financial position; • our indebtedness and potential future indebtedness; • our ability to generate sufficient cash or obtain financing to fund our business operations; and • our ability to obtain or renew surety bonds on acceptable terms or maintain our current bonding status. Forward-looking statements in this document or elsewhere speak only as of the date made. New uncertainties and risks arise from time to time, and it is impossible for Contura to predict these events or how they may affect Contura. Except as required by law, Contura has no duty to, and does not intend to, update or revise the forward-looking statements in this document or elsewhere. In light of these risks and uncertainties, investors should keep in mind that results, events or developments discussed in any forward-looking statement made in this document may not occur. Third Party Information This presentation, including certain forward-looking statements herein, includes information obtained from third party sources that we believe to be reliable. However, we have not independently verified this third party information and cannot assure you of its accuracy or completeness. While we are not aware of any misstatements regarding any third party data contained in this presentation, such data involve risks and uncertainties and are subject to change based on various factors, including those discussed in detail in our filings with the U.S. Securities and Exchange Commission. We assume no obligation to revise or update this third party information to reflect future events or circumstances. 2

Investment Highlights Operational Sales and Marketing Financial • Largest U.S. met coal producer • Advantaged sales and logistics • Well-capitalized balance sheet • High quality, diverse met mine platform serving domestic and • Manageable legacy liabilities portfolio international customers • Significant amount of restricted • Long-lived met and thermal • Favorable met market cash/investments and mine footprint dynamics to support near to deposits/tax benefits expected • Organic met coal growth mid-term pricing • Well positioned to grow through opportunities attractive acquisitions Well-defined Capital Return Program Attractive Valuation and Opportunistic Timing to Invest in Contura 3

Contura Snapshot Prep Plants . Largest met coal producer in the United States with a Pennsylvania premier, low-cost NAPP thermal coal operation and a high Export Terminal quality CAPP thermal business . Operating footprint of 12 preparation plants with 23 Maryland underground mines and 9 surface mines, as of 3/31/19 . Strong logistics platform backed by its 65% stake in the DTA West Virginia coal export terminal (14.3 million tons of attributable capacity) . Operations in close proximity to CSX and Norfolk Southern rail lines as well as various river ports Virginia . Sizeable reserve base with access to 1,348 million tons, DTA including 665 million tons of metallurgical coal, as of 12/31/18 Significant Growth in Met Coal Platform(1) (million tons sold) 13.2 – 14.3 13.0 1.4 1.0 – 1.5 8.9 5.7 7.4 4.9 12.2 – 12.8 1.7 4.0 4.0 4.2 2016 (3) 2017 Pro forma 2018 2019 Guidance Contura Alpha Trading & Logistics (1) Excludes NAPP met volumes. (2) Based on midpoint of 2019E guidance. 4 (3) Inclusive of Predecessor and Successor Contura periods during 2016.

Contura – Who We Are



we believe safety is the bedrock upon which culture and success are built we take pride in doing the right thing and always working to improve we value our customers, communities, coworkers, and all stakeholders & work to earn their trust through our actions we strive to go beyond what's required of us and take care in operating responsibly we work hard, smart, ethically, and efficiently & hold ourselves to the highest standard of excellence we are focused on sustainable growth through agile, strategic decision making
Start with Safety
Lead by Example
Engage with Respect
Operate with Conscience
Work with Determination
Grow with Purpose
shaping a powerful tomorrow™

Important Partnerships and Charitable Giving

- Productive, long-term partnerships with the American Chestnut Foundation and The Nature Conservancy to affect positive environmental outcomes through planting trees, providing land and equipment
- In 2018, Contura supported nearly 150 charitable organizations across 21 states and DC

Responsible Environmental Stewardship

- Strong 99.9% compliance rate with all federal and state water quality standards since 2016
- Reclaimed ~3,500 acres and planted ~2.0 million trees since 2016
- Received numerous environmental awards for reclamation, mine construction and mining activities
- Environmental compliance metrics are part of the company's incentive bonus plan

Strong Safety Performance

- Total Reportable Incident Rate as of April YTD better than national average
- NFDL Rate as of April YTD better than national average
- Violations per Inspection Day approximately national average
- Regulatory compliance continues to improve across the company
- Received numerous awards for safety, including the prestigious Mountaineer Guardians Safety Award in 2018

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Contura’s Strategic Focus . Expand our operational footprint through strategic investments in existing reserves and potential bolt-on Expand the acquisitions Business . Focus on metallurgical opportunities that have either geographic or portfolio quality synergies Optimize . Evaluate existing assets against long-term strategic goal of expanding metallurgical coal portfolio and Asset Portfolio maintaining strong margins and free cash flow generation across our portfolio Invest in . Continuously seek to improve operations and efficiencies through investment in our mines and Operational infrastructure Excellence . Focus on best practices and safety as exemplified by our Running Right Leadership Academy Strategy Supported by Three Key Pillars of Financial Approach Measured Approach to Growth Judicious Returns of Capital to Maintain Strong Balance Sheet Investments Shareholders . Target modest leverage throughout the . Prioritize cash flow accretion in . Authorized capital return of up to $250 cycle (less than 2.0x net bank leverage) assessing potential investments million . Maintain strong liquidity to support . Focus on opportunities that will generate . Returned $165 million to shareholders in business through potentially volatile meaningful synergies with existing special dividends and share buybacks commodity price environments operations . Seek to improve return on capital over . Reduce cash requirements of legacy . Evaluate opportunities against time liabilities over time conservative commodity price outlook and with focus on balance sheet strength 6

Well-defined Capital Return Program(1) . Authorized return of capital up to $250 million . No restricted payment limitations at total leverage of 3.0x or under . Program can be executed as soon as the term loan refinancing closes, at the discretion of the board . Capital return could be in form of share buybacks or dividends, or a combination of the two Proven Track Record of Returning Capital to Shareholders . On July 7, 2017, Contura announced that it would pay a special dividend of $8.997 per share, Dividend equal to $100.7 million(2) . On September 26, 2017, Contura announced that it commenced a modified dutch auction tender offer in a price range between $58.00 - $64.00 per share for an aggregate value of $31.8 million Tender Offer tender . On December 21, 2017, the results of the tender offer were finalized resulting in the repurchase of 530,000 shares at $60.00 per share . In December 2018, Contura announced and completed a share repurchase plan for $15 million of Share Repurchase the Company’s shares . No available capacity remaining under the company’s current credit agreement 7 (1) Pending closing of term loan refinancing (2) Includes both the Dividend and the Dividend Equivalent.

Expected Tax Refunds and Restricted Cash Releases Significant Tax Benefits Expected Following Merger 2019 2020 2021 2022 2023 (US$ Millions) AMT Credit Monetization(1) - $68.8 $34.4 $17.2 $17.2 172(f) 10 Year NOL Carryback(2) - - 43.8 - - Total Expected Cash Refunds - $68.8 $78.2 $17.2 $17.2 Gross Federal NOL Available $36.8 $36.8 $36.8 $25.6 $18.5 Meaningful Releases of Restricted Cash, Investments and Deposits Anticipated . As of March 31, 2019, Contura had approximately $298 million of restricted cash and investments, and deposits . Approximately $125 million in restricted cash, investments and deposits, associated with reclamation- related obligations for both existing and divested properties, may be subject to release following: ▬ Successful transition of the collateral from cash backed Letters of Credits to non-cash backed Letters of Credits under the ABL facility on existing assets(3) ▬ The final transfer of operating permits to buyers of divested assets . Note that restricted cash releases related to Alpha assets are expected to be taxable, and may adversely impact or defer the receipt of AMT Credits mentioned above (1) The refund of $69 million for 2018 tax year expected to be received in early 2020. 2019-2021 tax year AMT Credit Monetization may be impacted by limitations due to Section 382 of the IRS Code. 8 (2) Potential refund expected to be received in 2021 (3) Pending evaluation of optimal timing for tax efficiency

Well Capitalized Balance Sheet with Manageable Legacy Liabilities

Strong Capitalization, backed with nearly $500 million in total cash(1)

US$ Millions	Mar. 31, 2019
New Term Loan(2)	$562
LCC Notes	74
Other	8
Total Debt	**$644**
Unrestricted Cash	182
Net Debt	**$462**

US$ Millions	Mar. 31, 2019
Workers' Comp, Black Lung & Insurance(3)	$213
Pension Obligation	179
Asset Retirement Obligation	242
Other Legacy Liabilities(4)	101
Total Legacy Liabilities	**$735**
Restricted Cash/Investments & Deposits	298
Net Legacy Liabilities	**$437**

- New $562 million Term Loan Facility secured to replace existing Term Loan B – provides tremendous flexibility
  - 5- year term with LIBOR +700bps in years 1 and 2, increasing to LIBOR +800bps thereafter; LIBOR floor 2.0%
  - No restricted payment limitations as long as Total Leverage remains at 3.0x or less
- ~$298 million of restricted cash and investments, and deposits supporting the liabilities
  - Tax refund of ~$69 million expected in Q1 2020

(1) Includes unrestricted and restricted cash, restricted investments and deposits
(2) Pro forma for the new term loan facility expected to close no later than July 2019
(3) Amount reflects liabilities, net of insurance receivables
(4) Includes Contura's Acquisition-Related Liabilities and Alpha's Contingent Revenue Obligations

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Largest and Most Diverse Producer of Met Coal in the U.S. Largest Public Met Producer in the U.S.(1) Broad, High Quality Product Portfolio 2018 Sales Volumes (million tons) 2018 Met Volumes (2) High Vol 11.6 Mid Vol Low Vol LV 7% HVA 40% 7.9 MV 7.7 7.6 28% HVB 25% 2.5 2.3 75% of Contura’s production volume is in the higher grades of the quality spectrum Contura (2) Peer 1 Peer 2 Peer 3 Peer 4 Peer 5 Source: Bloomberg, Platts, Company Filings, Company Websites, SNL. (1) Includes only U.S. sourced met coal production. (2) Represents Pro forma Contura plus Alpha volumes and excludes Trading & Logistics segment. 10

Substantial Organic Growth Opportunities

Overview of Metallurgical Growth Projects

	Est. Production (mm tons / year)	Timing	Quality
Road Fork 52	0.6 – 0.8(1)	Q4 2019	LV
Lynn Branch	1.0 – 1.2(1)	Q2 2020	HVB+
Deep Mine 42	1.0 – 1.5	TBD	MV
Freeport	2.5 – 3.5	TBD	HVB


Pennsylvania
Freeport
West Virginia
Road Fork 52
Lynn Branch
Virginia
Deep Mine 42

Deep Mine 42

- 20 million tons of high quality Mid Vol
- Annual production up to 1.5 million tons
- Flexible rail transportation via both CSX and/or NS
- Processed at McClure or Toms Creek prep plants
- Located in Dickenson County, VA

Lynn Branch Project

- 27 million tons of high quality High Vol B+
- Annual combined production of approximately 1.1 million tons (~0.25-0.5 million incremental)
- Rail transportation via CSX
- Processed at Bandmill prep plant
- Located in Logan County, WV

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(1) Some production from organic projects will be used to replace existing depleting mines.

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T&L Platform Provides Global Customer Access

Trading & Logistics Overview

- Contura is among the largest exporters of U.S. metallurgical coal
- Expect to purchase between 1 million – 1.5 million tons of met coal in 2019 for sale into international markets
- 65% ownership interest in DTA terminal (increased stake acquired in March 2017)
- Flexible and accurate blend capabilities at DTA achieve a broad portfolio of customer-specific coal qualities

Logistics Access

Prep Plant	Coal Type (1)	CSX	NS	River Barge
Cumberland	T	✓	✓	✓
McClure/Toms Creek	M	✓	✓	
Bandmill	M	✓		
Delbarton	T		✓	
Inman Admiral	T	✓		✓
Kepler	M		✓	
Kingston	M	✓	✓	✓
Litwar	M		✓	
Mammoth	T		✓	✓
Marfork	M	✓		✓
Power Mountain	M		✓	✓

2018 Direct Export Destinations


Finland
Sweden
United Kingdom
Netherlands
Belgium
Poland
Germany
Croatia
Ukraine
France
Romania
Spain
Italy
Turkey
Canada
USA
Mexico
India
South Korea
Brazil
Argentina

Note: Map not to scale
(1) T = thermal coal; M = metallurgical coal

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DTA Bolsters Export Logistics & Strategic Positioning Facility Description . Dominion Terminal Associates (DTA) is a world-class coal export terminal facility located in Newport News, Virginia . DTA is a strategic cornerstone of Contura’s Trading & Logistics business, providing excellent coal blending capabilities and transportation flexibility . Highly mechanized, critical component of CSX’s infrastructure . Highly accessible, currently maintaining a 50 ft. minimum draft . Congressionally-authorized project underway (scheduled for 2025 completion) to deepen the harbor to 55 ft. and widen the channel to 1,400 ft., resulting in an estimated 20,000 – 25,000 of additional ton capacity potential per vessel . 22 million tons per year overall capacity . With 14.3 million tons of capacity dedicated to Contura . 1.7 million tons of total coal storage . More than 1.0 million tons of coal storage dedicated to Contura 13

Favorable Market Dynamics Support Long-Term Pricing . Demand shows modest growth globally, driven by India where expected steel demand is forecast to grow by more than 7% annually in 2019 and 2020(1) . Another key market for Contura, Central & South America, is forecast to grow at an accelerating rate in 2019 and 2020(1) . Supply growth has been minimal domestically and globally . Limited new met coal supply anticipated in the near term . Most recently announced projects are at least partially replacement mines Steel Demand Forecast by Key Regions(1) 8.3% 7.9% 7.5% 7.1% 7.2% 4.3% 3.6% 2.8% 1.5% 1.2% 1.1% 0.8% 1.0% 0.3% EU NAFTA Central & South America India China -1.0% 2018 2019E 2020E 14 (1) Source: World Steel Association, Short Range Outlook April 2019

Q4Metallurgical 2018 Metallurgical Coal Prices Sales Remain Comment Firm Aussie Premium LV ($/tonne) Platts US HVA ($/tonne) Platts US LV ($/tonne) Platts US HVB ($/tonne) $275 260 $250 242 239 229 227 221 $225 217 217 212 207 208 203 204 196 199 199 199 $200 192 188 188 185 182 185 172 173 175 172 $175 166 165 168 168 162 162 162 162 161 158 156 155 152 153 147 146 148 145 148 148 148 $150 140 136 139 137 139 132 128 129 $125 $100 1/17 2/17 3/17 4/17 5/17 6/17 7/17 8/17 9/17 10/17 11/17 12/17 1/18 2/18 3/18 4/18 5/18 6/18 7/18 8/18 9/18 10/18 11/18 12/18 1/19 2/19 3/19 4/19 5/19 Source: Platts, Bloomberg. 15 Note: Market data as of May 29, 2019.

Appendix June 2019 16

Overview of Select 2019-2023 Estimated Cash Obligations as of 12/31/18 Payments to decline significantly over the next several years once payments for Contingent Revenue and LCC Obligations conclude in 2023 2019 2020 2021 2022 2023 (US$ Millions) Acquisition Related Obligations $17.9 $20.8 $7.9 $4.2 $ -- Contingent Revenue Obligation(1) 9.6 15.3 14.3 14.7 13.2 Asset Retirement Obligation 25.4 23.4 24.6 29.9 26.9 LCC Obligations(2) 19.4 20.0 20.0 12.5 2.5 Total $72.3 $79.5 $66.8 $61.3 $42.6 Note: Obligations presented represent long-term liabilities related to asset retirement obligations and obligations entered into as part of Contura’s formation and Alpha’s exit from bankruptcy which are not considered part of the long-term capital structure of Contura. (1) Annual payment of 1.5% of Alpha revenue up to $500 million and 1.0% thereafter. The contingent revenue obligation is a 5-year agreement, which began January 2018. The payments reflected in each year are based on estimated annual revenues of the previous year. The final payment for the Alpha revenues estimated in 2022 is payable in 2023. (2) Inclusive of both LCC Notes Payable and LCC Water Treatment Stipulation, both of which are characterized as debt on the balance sheet. 17

2019 Operating and Financial Guidance (as of 5/15/19) Shipments (million tons) Low High CAPP – Metallurgical 12.2 12.8 CAPP – Thermal 4.6 5.2 NAPP 6.8 7.2 Total Captive 23.6 25.2 Trading & Logistics – Metallurgical 1.0 1.5 Total Shipments 24.6 26.7 Committed / Priced Volumes(1) % Committed(2) Average Price ($/ton) CAPP – Metallurgical 61% $125.68 CAPP – Thermal 90% 55.16 NAPP 100% 43.12 Cost per ton ($/ton) Low High CAPP – Metallurgical $83.00 $87.00 CAPP – Thermal 52.00 57.00 NAPP 34.00 37.00 Margin per ton ($/ton) Low High T&L $8.00 $12.00 Other Items (US$ millions, except taxes) Low High SG&A (includes CIB) $50 $60 Idle Operations Expense 26 30 Cash Interest Expense(3) 40 44 DD&A 240 270 Capital Expenditures 170 190 Cash Tax Rate 0% 5% (1) Committed status as of May 7, 2019. An additional 17% CAPP-Met volumes are committed but unpriced. (2) Based on the mid-point of guidance. 18 (3) Does not reflect the impact from the recently announced term loan refinancing.